UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 10, 2017

iSign Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19301	94-2790442
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

2025 Gateway Place, Suite 485

San Jose, CA 95110

(Address of principal executive offices)

(650) 802-7888

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2017, the board of directors of iSign Solutions Inc. (the “Company”) appointed Mike Engmann as the Company’s president and chief operating officer effective May 10, 2017. Mr. Engmann also continues to serve as co-chairman of the Company’s board of directors. Mr. Engmann replaces William Keiper, who served as the Company’s president and chief operating officer from December 2010.

Mr. Engmann has served as co-chairman of the Company’s board of directors since November 2015.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

99.1	Press release dated May 11, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iSign Solutions Inc.

May 16, 2017	By:	/s/ Andrea Goren
Andrea Goren Chief Financial Officer

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Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated May 11, 2017 announcing the appointment of Mike Engmann as president and chief operating officer

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